Voya Investment Management

First Quarter Report

May 31, 2020

Voya Prime Rate Trust

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INVESTMENT MANAGEMENT

voyainvestments.com

Voya Prime Rate Trust

FIRST QUARTER REPORT

May 31, 2020

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Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

Voya Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. dollar-denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF May 31, 2020
Net Assets	$678,602,460
Total Assets	$963,191,900
Assets Invested in Senior Loans	$932,679,021
Senior Loans Represented	362
Average Amount Outstanding per Loan	$2,576,461
Industries Represented	39
Average Loan Amount per Industry	$23,914,847
Portfolio Turnover Rate (YTD)	22%
Weighted Average Days to Interest Rate Reset	39
Average Loan Final Maturity	59 months
Total Leverage as a Percentage of Total Assets	24.11%

PERFORMANCE SUMMARY

The Trust declared $0.06 of dividends during the first fiscal quarter ended May 31, 2020. Based on the average month-end net asset value ("NAV") per share of $4.67 for the first fiscal quarter, the annualized distribution rate(1) was 5.00% for the first fiscal quarter. The Trust's total return for the first fiscal quarter, based on NAV(4), was -11.76%(2) versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(3) of -4.95% for the same quarter. For the twelve-month period ended May 31, 2020, the Trust's total return, based on NAV(4), was -10.92%(2), versus a total return on the Index of -2.86%. The total market value return(5) for the Trust's Common Shares during the first fiscal quarter was -17.35% and for the twelve-month period ended May 31, 2020 was -10.13%.

(1)  The distribution rate is calculated by annualizing dividends and distributions declared during the period using the 30/360 convention and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income. The tax characterization of dividends and distributions will be determined after the Trust's tax year-end.

(2)  Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

(3)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

(4)  Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Trust's dividend reinvestment plan.

(5)  Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Trust's dividend reinvestment plan.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Market Review: For the three-month period, the U.S. loan market, as represented by the S&P/LSTA Leveraged Loan Index (the "Index") returned -4.95%. Senior loans followed other risk assets directionally during the Trust's fiscal three-month period, as global financial markets were adversely impacted by the COVID-19 pandemic. The drawdown, unprecedented in its speed, took place in March, where the U.S. loan market lost a post-crisis high of 12.97%. Investor optimism improved in the following months in response to U.S. Federal Reserve and U.S. Congressional support, which, in conjunction with the economy gradually reopening, lead to strong reversals in both April and May. However, this was not enough to fully offset March's outsized losses, as the reference index finished the quarter well into negative territory. The weighted average index price dipped briefly into the mid-70s during the March lows, before closing out the period at 89.08. The rapid snap-back in secondary levels was led by discounted credits that fared the worst during the market turmoil, particularly the sectors that were most at-risk to the pandemic. Nonetheless, higher-quality loans still finished ahead of lower-rated ones, highlighting the severity of the risk-off dislocation that occurred in March. BBs returned -3.64% during the fiscal period, followed by -4.66% for single-Bs, while CCC-rated loans lagged well behind at -14.84%.

To no one's surprise, the volatile backdrop had a negative impact on the market's technical equation, with investor demand and new loan supply both buffeted by significant headwinds. Further adding to the uncertainty was downgrade actions by rating agencies, as this activity swelled to a record 228 facility downgrades in April. Additionally, while not unexpected given the turn of events, default activity within the loan market picked up, as 20 index constituents defaulted during the period, many of which were concentrated in the problematic traditional retail and energy sectors. This pushed the default rate by amount outstanding to 3.14%, breaching the asset class' historical average for the first time in more than five years. Given the current environment, most market participants expected this to happen sooner rather than later, as the early impact and initial analysis of the coronavirus painted a challenging picture.

Portfolio Specifics: At a net asset value return of -11.55%, the Trust underperformed the reference index return (which reflects no leverage, cash allocation or expenses) of -4.95%. The underperformance of the Trust was significantly magnified by its longstanding use of leverage during a period of steep valuation declines across the loan market occurring in March.

At the portfolio level, the primary relative detractors included selection in, as well as a small overweight to, the CCC rating cohort (a function of trading activity required to maintain compliance with regulatory limits on leverage), followed by underweights to BBBs (typically an immaterial driver during normal market conditions) and to BB-rated loans. From an industry perspective, relative performance was majorly weighed down by overweights to retailers (except food and drug), leisure goods/activities/movies and all telecom, and underweights to utilities and cable and satellite television sector. Within these sectors, the primary detractors included overweights to companies that were already facing pre-existing business challenges but were exacerbated by the forced temporary-shuttering of business operations

TOP TEN LOAN ISSUERS
AS OF MAY 31, 2020
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Asurion, LLC	1.5%	2.1%
Level 3 Financing Inc.	0.8%	1.2%
CenturyLink, Inc.	0.8%	1.1%
T-Mobile USA, Inc.	0.8%	1.1%
Flex Acquisition Company, Inc.	0.8%	1.1%
Charter Communications Operating, LLC	0.8%	1.1%
Sinclair Television Group Inc.	0.8%	1.1%
Global Medical Response, Inc.	0.8%	1.1%
Altice France S.A.	0.8%	1.1%
SS&C Technologies Inc.	0.7%	1.0%

TOP TEN INDUSTRIES
AS OF MAY 31, 2020
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Electronics/Electrical	15.1%	21.5%
Business Equipment & Services	8.7%	12.4%
Telecommunications	8.5%	12.1%
Health Care	7.9%	11.3%
Insurance	5.3%	7.5%
Radio & Television	4.4%	6.2%
Leisure Good/Activities/Movies	4.3%	6.1%
Containers & Glass Products	4.0%	5.6%
Lodging & Casinos	3.8%	5.4%
Automotive	3.4%	4.8%

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

caused by the coronavirus pandemic. Included in this list are Tailored Brands (formerly Men's Wearhouse), Jo-Ann Stores, Inc., Belk and Anastasia Beverly Hills. Additionally, an overweight to defaulted loans in Longview Power, Llc and Speedcast International Limited also dragged down relative returns. In contrast, the Trust benefited from selection in single-Bs. Additional contributors included underweights to the oil and gas and business equipment and services, and overweights to insurance and electronics/electrical. At an issuer level, the primary relative contributors stemmed from owning a non-reference index position in Iqor and the avoidance of J.C. Penney Company Inc, California Resources Corporation and Neiman Marcus Group Inc.

The Trust experienced three defaults during the fiscal quarter (the two loans mentioned above and Skillsoft), as the rolling-12-month default rate by principal amount ended the period at 1.29%.

Current Strategy and Outlook: As we look ahead, we believe that there appears to be a growing consensus that the worst of the coronavirus pandemic is behind us. In addition to COVID-19 uncertainty, however, the United States is now facing civil and political unrest and renewed China tensions, which in our opinion, likely will be exacerbated by the coming November elections. Despite these headwinds, early economic data following the reopening has been better than expected, e.g., the May nonfarm payrolls report; and the U.S. has begun to construct a path towards recovery. We believe the shape and timeline of this recovery is yet to fully materialize, but there is increasing confidence that economic growth will be swift in the coming quarters, assuming the current virus trajectory persists. Notwithstanding a new round of downgrade actions by rating agencies, we believe it's likely that steadily improving macroeconomic conditions will remain constructive for risk investing generally. We expect this constructive environment to reflect positively on the senior loan asset class, particularly for the segments of the market that are still trading at a discount relative to pre-COVID-19 levels

Ratings Distribution as of May 31, 2020
Ba or above	32.08%
B	64.29%
Caa1 or below	3.51%
Not rated*	0.12%

Loan ratings apply to the underlying holdings of the Trust and not the Trust itself. Ratings distribution shows the percentage of the Trust's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Moody's ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody's are considered to be below investment-grade. When a loan is not rated by Moody's, it is designated as "Not Rated." Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Jeffrey A. Bakalar Senior Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Senior Managing Director Voya Investment Management Co. LLC

Charles LeMieux Senior Vice President Voya Investment Management Co. LLC

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Periods Ended May 31, 2020
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	-10.92%	-1.38%	0.91%	4.13%
Based on Market Value	-10.13%	-4.07%	-0.18%	3.22%
Index	-2.86%	1.67%	2.57%	4.01%

The table above illustrates the total return of the Trust against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 336-3436 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

YIELDS AND DISTRIBUTION RATES
	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
May 31, 2020	3.25%	3.72%	4.33%	4.30%	4.95%
February 29, 2020	4.75%	3.74%	4.04%	5.18%	5.60%
November 30, 2019	4.75%	5.12%	5.69%	5.60%	6.21%
August 31, 2019	5.25%	5.56%	6.49%	5.98%	6.97%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

(B)  The distribution rate is calculated by annualizing the last regular dividend and distribution declared during the period using the 30/360 convention by the Trust's reporting period-end net asset value (in the case of NAV) or the reporting period-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income. The tax characterization of dividends and distributions will be determined after the Trust's tax year-end.

In pursuit of its investment objectives, the Trust may seek to increase or decrease its exposure to the following market or credit risk factors:

Derivative Risk: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Trust. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Trust and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Trust may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Trust to the risk of improper valuation.

Credit Risk: Prices of the Trust's investments are likely to fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons, or if the borrower or issuer is late (or defaults) in paying interest or principal. The Trust invests a substantial portion of its assets in below investment-grade senior loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as "junk" investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans and are subject to greater levels of credit and liquidity risks. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Trust's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Trust's assets may decrease, which will cause the Trust's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

As of the date of this report, the United States experiences a low interest rate environment, which may increase the Trust's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Leverage Risk: The use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Common Shares. To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. Further, because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage. The Trust is subject to certain restrictions imposed by lenders to the Trust and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Trust. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products that are more stringent than those imposed on the Trust by the Investment Company Act of 1940, as amended (the "1940 Act"). These restrictions could impede the manager from fully managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Voya Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2020 (Unaudited)

ASSETS:
Investments in securities at fair value (Cost $1,008,208,028)	$933,066,733
Cash	1,250,480
Foreign currencies at value (Cost $822,921)	831,855
Receivables:
Investment securities sold	25,047,151
Interest	2,840,967
Unrealized appreciation on forward foreign currency contracts	98,800
Prepaid expenses	6,559
Reimbursement due from manager	18,315
Other assets	31,040
Total assets	963,191,900
LIABILITIES:
Notes payable	232,200,000
Payable for investment securities purchased	49,723,689
Accrued interest payable	180,313
Payable for fund shares repurchased	350,573
Payable for investment management fees	777,950
Payable to trustees under the deferred compensation plan (Note 6)	31,040
Accrued trustee fees	16,647
Unrealized depreciation on forward foreign currency contracts	836,924
Unfunded loan commitments (Note 7)	141,951
Other accrued expenses	330,353
Total liabilities	284,589,440
NET ASSETS	$678,602,460
Net assets value per common share outstanding (net assets divided by 147,254,350 shares of beneficial interest authorized and outstanding, no par value)	$4.61
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$896,761,361
Total distributable loss	(218,158,901)
NET ASSETS	$678,602,460

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF OPERATIONS for the Three Months Ended May 31, 2020 (Unaudited)

INVESTMENT INCOME:
Interest	$11,141,601
Total investment income	11,141,601
EXPENSES:
Investment management fees	2,384,093
Transfer agent fees	19,504
Interest expense	1,249,780
Custody and accounting expense	141,220
Professional fees	33,672
Shareholder reporting expense	50,601
Trustees fees	6,992
Miscellaneous expense	56,383
Total expenses	3,942,245
Waived and reimbursed fees	(52,336)
Net expenses	3,889,909
Net investment income	7,251,692
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(69,958,115)
Forward foreign currency contracts	748,369
Foreign currency related transactions	(1,060,399)
Net realized loss	(70,270,145)
Net change in unrealized appreciation (depreciation) on:
Investments	(29,964,075)
Forward foreign currency contracts	(570,035)
Foreign currency related transactions	61,161
Net change in unrealized appreciation (depreciation)	(30,472,949)
Net realized and unrealized loss	(100,743,094)
Decrease in net assets resulting from operations	$(93,491,402)

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Three Months Ended May 31, 2020 (Unaudited)	Year Ended February 29, 2020
FROM OPERATIONS:
Net investment income	$7,251,692	$42,545,597
Net realized loss	(70,270,145)	(13,599,766)
Net change in unrealized appreciation (depreciation)	(30,472,949)	(18,950,778)
Increase (decrease) in net assets resulting from operations	(93,491,402)	9,995,053
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions	(8,599,125)	(45,282,155)
Decrease in net assets from distributions to common shareholders	(8,599,125)	(45,282,155)
CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased, net of commissions	(2,120,250)	—
Net decrease in net assets resulting from capital share transactions	(2,120,250)	—
Net decrease in net assets	(104,210,777)	(35,287,102)
NET ASSETS:
Beginning of year or period	782,813,237	818,100,339
End of year or period	$678,602,460	$782,813,237

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF CASH FLOWS for the Three Months Ended May 31, 2020 (Unaudited)

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$11,039,336
Other income received	59,022
Interest paid	(1,554,151)
Other operating expenses paid	(2,892,047)
Purchases of securities	(200,876,385)
Proceeds on sale of securities	289,749,552
Net cash provided by operating activities	95,525,327
Cash Flows From Financing Activities:
Distributions paid to common shareholders from net investment income (net of reinvestments)	(8,599,125)
Payment on capital shares repurchased	(1,769,677)
Proceeds from notes payable	109,300,000
Repayment of notes payable	(193,000,000)
Net cash flows used in financing activities	(94,068,802)
Net increase	1,456,525
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	2,114
Cash and foreign currency balance
Net increase in cash and foreign currency	1,458,639
Cash and foreign currency at beginning of period	623,696
Cash and foreign currency at end of period	$2,082,335
Reconciliation of Net decrease in Net Assets Resulting from Operations to Net Cash provided by Operating Activities:
Net decrease in net assets resulting from operations	$(93,491,402)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	29,964,075
Change in unrealized appreciation or depreciation on forward foreign currency contracts	570,035
Change in unrealized appreciation or depreciation on other assets and liabilities	(61,161)
Accretion of discounts on investments	(117,535)
Amortization of premiums on investments	62,450
Net realized loss on sale of investments and foreign currency related transactions	70,270,145
Purchases of securities	(200,876,385)
Proceeds on sale of securities	289,749,552
Increase in other assets	(25)
Increase in interest and other receivable	(47,180)
Decrease in prepaid expenses	9,294
Increase in reimbursement due from manager	(17,807)
Decrease in accrued interest payable	(304,371)
Decrease in payable for investment management fees	(156,866)
Increase in loan commitments	124,251
Increase in accrued trustees fees	7,017
Decrease in other accrued expenses	(158,760)
Total adjustments	189,016,729
Net cash provided by operating activities	$95,525,327

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Per Share Operating Performance											Total Investment Return(1)		Ratios to average net assets				Supplemental data
		Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders		Change in net asset value from Share offerings	Total from investment operations	Distribution to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)	Total Investment Return at closing market price(3)	Expenses, prior to fee waivers and/or recoupments, if any(4)(5)	Expenses (before interest and other fees related to revolving credit facility)(4)(5)	Expenses, net of fee waivers and/or recoupments, if any(4)(5)	Net investment income (loss)(4)(5)	Net assets, end of year or period	Portfolio Turnover
Year or period ended		($)	($)	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
05-31-20	+	5.30	0.05	(0.68)	—		—	(0.63)	(0.06)	—	(0.06)	4.61	4.00	(11.76)	(17.35)	2.35	1.61	2.32	4.33	678,602	22
02-29-20		5.54	0.30	(0.23)	—		—	0.07	(0.31)	—	(0.31)	5.30	4.91	1.88	8.48	2.86	1.62	2.85	5.29	782,813	53
02-28-19		5.69	0.29	(0.14)	—		—	0.15	(0.30)	—	(0.30)	5.54	4.82	3.37	(1.02)	2.92	1.64	2.90	5.16	818,100	60
02-28-18		5.80	0.30	(0.12)	—		—	0.18	(0.25)	(0.04)	(0.29)	5.69	5.17	3.62	(2.31)	2.55	1.64	2.54	4.58	840,774	89
02-28-17		5.36	0.31	0.45	—		—	0.76	(0.32)	—	(0.32)	5.80	5.59	14.93	28.24	2.24	1.62	2.24	5.44	857,138	67
02-29-16		5.93	0.32	(0.56)	—		—	(0.24)	(0.33)	—	(0.33)	5.36	4.63	(3.72)	(10.17)	2.08	1.61	2.08	5.54	792,177	44
02-28-15		6.08	0.33	(0.13)	—		—	0.20	(0.35)	—	(0.35)	5.93	5.49	3.83	(0.44)	2.10	1.64	2.09	5.58	876,412	68
02-28-14		6.02	0.40	0.07	—		—	0.47	(0.40)	(0.01)	(0.41)	6.08	5.87	8.15	(4.04)	2.15	1.65	2.15	6.47	898,254	96
02-28-13		5.79	0.46	0.19	—		—	0.65	(0.42)	—	(0.42)	6.02	6.55	11.72	27.73	2.14	1.63	2.14	7.76	887,047	93
02-29-12		6.08	0.35	(0.32)	(0.00	)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51	0.81	(3.11)	2.20	1.67	2.20	6.07	851,278	81
02-28-11		5.72	0.30	0.38	(0.00	)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02	12.32	7.09	1.93	1.59	1.93	4.87	893,661	60

(1)  Total investment return calculations are attributable to Common Shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(3)  Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(4)  The Investment Adviser has entered into a written expense limitation agreement with the Trust under which it will limit the expenses of the Trust (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005).

+  Unaudited

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Ratios to average net assets plus borrowings				Supplemental data
		Expenses (before interest and other fees related to revolving credit facility)(1)	Expenses, prior to fee waivers and/or recoupments, if any(1)	Expenses, net of fee waivers and/or recoupments, if any(1)	Net investment income (loss)(1)	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common Shares outstanding at end of year or period
Year or period ended		(%)	(%)	(%)	(%)	($000's)	($)	($)	($000's)	($)	($000's)	(000's)
05-31-20	+	1.16	1.74	1.71	3.20	—	—	4	232,200	3,922	235,503	147,254
02-29-20		1.16	2.06	2.05	3.81	—	—	3	315,900	3,478	312,939	147,788
02-28-19		1.16	2.08	2.07	3.68	—	—	4	322,800	3,534	332,698	147,788
02-28-18		1.16	1.81	1.80	3.25	—	—	4	322,100	3,610	343,074	147,788
02-28-17		1.16	1.60	1.60	3.88	—	—	4	331,100	3,589	337,209	147,788
02-29-16		1.15	1.50	1.50	3.98	—	—	3	324,300	3,443	331,738	147,788
02-28-15		1.16	1.49	1.48	3.95	—	—	4	323,500	3,709	362,490	147,788
02-28-14		1.15	1.50	1.50	4.51	—	—	3	407,000	3,207	387,979	147,788
02-28-13		1.17	1.53	1.53	5.55	—	—	3	370,600	3,394	345,145	147,427
02-29-12		1.24	1.64	1.64	4.51	—	—	3	364,000	3,339	293,444	147,116
02-28-11		1.39	1.68	1.68	4.26	100,000	25,000	102,850	187,000	6,314	122,641	146,954

(a)  Asset coverage ratios, for fiscal periods beginning after 2011, is presented to represent the coverage available to each $1,000 of borrowings. The Asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings before consideration of any Preferred Shares liquidation price, while the Asset coverage inclusive of

Preferred Shares, presents the coverage available to both borrowings and Preferred Shares, expressed in relation to the per share liquidation price of the Preferred Shares.

(1)  Annualized for periods less than one year.

+  Unaudited

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the 1940 Act, as a diversified, closed-end, management investment company. The Trust invests at least 80% of its assets (plus borrowings for investment purposes) in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. The investment objective of the Trust is described in the Trust's prospectus.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Trust. The Investment Adviser has engaged Voya Investment Management Co. LLC ("Voya IM" or the "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to the Trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Senior Loan and Other Security Valuation. The Trust is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per Common Share of the Trust is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Trust is calculated by dividing the value of the Trust's loan assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Trust is closed for business, Trust shares will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust's assets are traded in other markets on days when the Trust does not price its shares, the value of the Trust's assets will likely change and you will not be able to purchase or redeem shares of the Trust.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Trust will determine a fair value for the relevant asset in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter ("OTC") market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Trust's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Trust may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Trust's valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Trust. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Trust's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Trust.

Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

observable are classified as "Level 2" and significant unobservable inputs, including the Sub-Adviser's or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Trust's investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Trust has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on the trade date (date the order to buy or sell is executed). The unfunded portion of revolver and delayed draw loans are booked once that portion becomes funded. Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

C.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Trust has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Trust agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Trust's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Portfolio of Investments.

For the period ended May 31, 2020, the Trust had an average quarterly contract amount on forward foreign currency contracts to buy and sell of $2,820,395 and $42,431,420, respectively. Please refer to the table within the Portfolio of Investments for open forward foreign currency contracts to buy and sell at May 31, 2020.

E.  When-Issued Delayed-Delivery. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Trust to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Trust may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Trust records distributions to its shareholders on the ex-dividend date.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

J.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Reinvestment Program (the "Program"), BNY Mellon Investment Servicing (U.S.) Inc. ("BNY"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

K.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the period ended May 31, 2020, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $203,935,261 and $296,657,769, respectively. At May 31, 2020, the Trust held senior loans valued at $932,679,021 representing over 99.9% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Common and Preferred Shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Trust has entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Trust. The Investment Adviser oversees all investment advisory and portfolio management services for the Trust and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Trust's managed assets. For purposes of the Management Agreement, managed assets ("Managed Assets") are defined as the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding Preferred Shares).

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Trust and is paid by the Investment Adviser based on the average daily Managed Assets of the Trust. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Trust for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Trust's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of May 31, 2020, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

May 31,
2021	2022	2023	Total
$93,088	$144,219	$87,062	$324,369

The expense limitation agreement is contractual through July 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

At May 31, 2020, Saba Capital Management GP, LLC owned approximately 24.6% of the Trust. Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (included a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Trust has adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees' fees that they are entitled to receive from the Trust. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the "Notional Funds"). The Trust purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees' deferred fees, resulting in a Trust asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statement of Assets and Liabilities. Deferral of trustees' fees under the DC Plan will not affect net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (Unaudited) (continued)

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES (continued)

The Trust may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the period ended May 31, 2020, the Trust engaged in such purchase and sale transactions totaling $24,730,000 and $13,186,042, respectively.

NOTE 7 — COMMITMENTS

Effective July 15, 2019, the Trust has entered into a 364-day revolving credit agreement, collateralized by assets of the Trust, to borrow up to $390 million maturing July 13, 2020. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Prior to July 15, 2019, the predecessor credit agreement was for $414 million, which matured on July 15, 2019. The amount of borrowings outstanding at May 31, 2020, was $232.2 million. The weighted average interest rate on outstanding borrowings at May 31, 2020 was 1.14%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 24.11% of total assets at May 31, 2020. Prepaid arrangement fees are amortized over the term of the agreement. Average borrowings for the period ended May 31, 2020 were $235,503,261 and the average annualized interest rate was 2.11% excluding other fees related to the unused portion of the facility, and other fees.

As of May 31, 2020, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Speedcast Communications, Inc. 2020 DIP New Money Term Loan	$141,951
Total	$141,951

NOTE 8 — RIGHTS AND OTHER OFFERINGS

As of May 31, 2020, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
6/30/2015	25,000,000	22,814,644
6/30/2015	5,000,000	5,000,000

As of May 31, 2020, the Trust had no Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of May 31, 2020, the Trust held no subordinated loans or unsecured loans.

Transactions in capital shares and dollars were as follows:

Year or	Shares repurchased	Net increase (decrease) in shares outstanding	Shares repurchased net of commissions	Net increase (decrease)
period ended	#	#	($)	($)
05-31-20	(533,341)	(533,341)	(2,120,250)	(2,120,250)
02-29-20	—	—	—	—

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES

Share Repurchase Program

Effective April 1, 2020, pursuant to an open-market share repurchase program, the Trust may purchase, over the period ending March 31, 2021, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective November 21, 2019, the Trust could have purchased, over the period ended March 31, 2020, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Trust's management, subject to market conditions and investment considerations. There is no assurance that the Trust will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share. The open-market share repurchase program does not obligate the Trust to repurchase any dollar amount or number of its stock.

For the period ended May 31, 2020, the Trust repurchased 533,341 shares, representing approximately 0.36% of the Trust's outstanding shares for a net purchase price of $2,120,250 (including commissions of $13,334). Shares were repurchased at a weighted-average discount from NAV per share of 12.21% and a weighted-average price per share of $3.95.

For the year ended February 29, 2020, the Trust had no repurchases.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals.

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 29, 2020	Year Ended February 28, 2019
Ordinary Income	Ordinary Income
$45,282,155	$43,804,176

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 29, 2020 were:

Undistributed Ordinary	Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
Income	Deferred	(Depreciation)	Amount	Character	Expiration
$4,378,650	$(9,461,372)	$(45,763,540)	$(1,663,181)	Short-term	None
			(63,440,581)	Long-term	None
$(65,103,762)

The Trust's major tax jurisdictions are U.S. federal and Arizona state.

As of May 31, 2020, no provision for income tax is required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LIBOR

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate ("SOFR") that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties' existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Trust's existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Trust; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Trust.

NOTE 13 — MARKET DISRUPTION

The Trust is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Trust. Any of these occurrences could disrupt the operations of the Trust and of the Trust's service providers.

NOTE 14 — LEGAL PROCEEDINGS

On May 1, 2020, Saba Capital CEF Opportunities 1 Ltd. ("Saba") filed a Verified Complaint and an Application for Preliminary Injunction in Maricopa County Superior Court, Phoenix, Arizona (the "Superior Court"), naming as defendants the Trust, Voya Investments, and the individuals serving on the Trust's Board. Saba sought a preliminary injunction and permanent equitable relief from the court, primarily in the form of an order striking certain amendments to the Trust's bylaws which related to the voting

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (Unaudited) (continued)

NOTE 14 — LEGAL PROCEEDINGS (continued)

standard to be employed at Board elections, as adopted by the Board on April 13, 2020, and awarding various other forms of declaratory and unspecified monetary relief. Defendants filed a Motion to Dismiss the Verified Complaint and an Opposition to Saba's Application for Preliminary Injunction on May 20, 2020. On June 26, 2020, after a hearing, the court granted Saba's application for a preliminary injunction, ruling that the named defendants are preliminarily enjoined from applying the voting standard set forth in the April 13, 2020, bylaw amendments, and that the Trust shall conduct the Board election in accordance with the previous voting standard. On July 1, Defendants filed an emergency motion with the Superior Court asking for a stay of the preliminary injunction pending a planned appealed from the superior court's June 24 order, which the superior court denied on July 6. On July 2, Defendants filed an expedited "special action" appeal to the Arizona Court of Appeals, and sought a stay of the superior court's June 24 order in connection with that expedited appeal. On July 7, the Court of Appeals declined jurisdiction over the "special action" and denied the appellate motion to stay the preliminary injunction as moot. On July 7, Defendants filed an amended notice of appeal indicating that they would pursue a non-expedited "direct appeal" to the Arizona Court of Appeals, and sought another emergency stay of the superior court's June 24 order in connection with that ordinary-course appeal. The Court of Appeals again denied the stay request.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

The Trust has made a change in accounting principles and adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 ("ASU 2018-13"), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Trust's adoption was limited to changes in the Trust's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Trust has concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts.

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to May 31, 2020, the Trust declared the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.0148	5/29/20	6/10/20	6/22/20
$0.0148	6/30/20	7/10/20	7/22/20

Line of Credit renewal: On July 8, 2020, the Board approved the extension of the revolving credit agreement at a reduced facility amount of $300 million, effective July 8, 2020. The credit agreement matures on August 21, 2020.

Shareholder meeting: On July 9, 2020 Voya Prime Rate Trust held its annual shareholder meeting. On July 14, 2020 the results of the shareholder meeting were certified by the Independent Inspector of Election and the certified results show: 1) that shareholders voted to elect the eight individuals who were nominated by a hedge fund managed by Saba Capital Management replacing the Board with a new board ("New Board") and 2) a shareholder proposal requesting that the Board authorize a self-tender offer for at least 40% of the outstanding common shares of the Fund at or close to net asset value passed. In

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2020 (Unaudited) (continued)

NOTE 16 — SUBSEQUENT EVENTS (continued)

addition to these results, Schulte Roth & Zabel LLP is now fund counsel to the Trust. On July 16, 2020, one of the new trustees resigned and the New Board is now composed of seven individuals.

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
SENIOR LOANS*: 137.4%
	Aerospace & Defense: 3.1%
1,055,000	AI Convoy (Luxembourg) S.A.R.L USD Term Loan B, 4.650%, (US0006M + 3.500%), 01/17/27	$1,010,162	0.2
1,295,000	Amentum Government Services Holdings LLC Term Loan B, 4.174%, (US0001M + 4.000%), 02/01/27	1,262,625	0.2
6,311,455	American Airlines, Inc. 2018 Term Loan B, 1.924%, (US0001M + 1.750%), 06/27/25	4,183,308	0.6
430,000	Delta Air Lines, Inc. 2020 Term Loan B, 5.750%, (US0003M + 4.750%), 04/29/23	425,109	0.1
2,650,000	KBR, Inc. 2020 Term Loan B, 2.924%, (US0001M + 2.750%), 02/05/27	2,610,250	0.4
4,559,791	Maxar Technologies Ltd. Term Loan B, 2.930%, (US0001M + 2.750%), 10/04/24	4,383,099	0.6
2,909,375	Science Applications International Corporation 2020 Incremental Term Loan B, 2.424%, (US0001M + 2.250%), 03/12/27	2,846,337	0.4
4,393,167	TransDigm, Inc. 2020 Term Loan E, 2.424%, (US0001M + 2.250%), 05/30/25	4,039,882	0.6
		20,760,772	3.1
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Auto Components: 0.6%
	4,062,685	Broadstreet Partners, Inc. 2020 Term Loan B, 3.424%, (US0001M + 3.250%), 01/27/27	$3,910,334	0.6
		Automotive: 4.8%
	3,594,435	American Axle and Manufacturing, Inc. Term Loan B, 3.000%, (US0001M + 2.250%), 04/06/24	3,462,638	0.5
	1,083,188	Autokiniton US Holdings, Inc. Term Loan, 5.924%, (US0001M + 5.750%), 05/22/25	923,418	0.1
	784,853	Belron Finance US LLC 2018 Term Loan B, 2.934%, (US0003M + 2.500%), 11/13/25	763,270	0.1
	272,045	Belron Finance US LLC 2019 USD Term Loan B, 3.260%, (US0003M + 2.500%), 10/30/26	265,244	0.0
	5,130,875	Belron Finance US LLC USD Term Loan B, 2.974%, (US0003M + 2.500%), 11/07/24	5,002,603	0.7
	1,300,988	Bright Bidco B.V. 2018 Term Loan B, 4.573%, (US0003M + 3.500%), 06/30/24	419,790	0.1
	588,525	Dealer Tire, LLC 2020 Term Loan B, 4.424%, (US0001M + 4.250%), 12/12/25	549,535	0.1
EUR	1,164,150	Gates Global LLC 2017 EUR Repriced Term Loan B, 3.000%, (EUR003M + 3.000%), 04/01/24	1,233,575	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Automotive (continued)
5,148,997	Gates Global LLC 2017 USD Repriced Term Loan B, 3.750%, (US0001M + 2.750%), 04/01/24	$4,946,899	0.7
1,259,063	Holley Purchaser, Inc. Term Loan B, 5.760%, (US0003M + 5.000%), 10/24/25	1,004,102	0.2
610,000	Innovative Xcessories & Services LLC 2020 Term Loan B, 6.298%, (US0003M + 5.000%), 03/05/27	555,100	0.1
5,472,195	KAR Auction Services, Inc. 2019 Term Loan B6, 2.438%, (US0001M + 2.250%), 09/19/26	5,273,828	0.8
5,452,600	Panther BF Aggregator 2 LP USD Term Loan B, 3.674%, (US0001M + 3.500%), 04/30/26	5,195,875	0.8
2,797	Truck Hero, Inc. 1st Lien Term Loan, 3.924%, (US0001M + 3.750%), 04/22/24	2,464	0.0
2,995,000	Wand NewCo 3, Inc. 2020 Term Loan, 4.072%, (US0006M + 3.000%), 02/05/26	2,878,944	0.4
		32,477,285	4.8
	Basic Materials: 0.2%
1,215,546	HB Fuller - TL B 1L, 2.171%, (US0001M + 2.000%), 10/20/24	1,185,347	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Beverage & Tobacco: 0.5%
3,352,884	Sunshine Investments B.V. USD Term Loan B3, 3.674%, (US0003M + 3.250%), 03/28/25	$3,269,061	0.5
	Brokers, Dealers & Investment Houses: 0.9%
5,964,685	Brookfield Property REIT Inc. 1st Lien Term Loan B, 2.674%, (US0001M + 2.500%), 08/27/25	4,572,927	0.7
1,930,563	Forest City Enterprises, L.P. 2019 Term Loan B, 3.674%, (US0001M + 3.500%), 12/08/25	1,822,370	0.2
		6,395,297	0.9
	Building & Development: 3.9%
1,278,791	Advanced Drainage Systems Inc Term Loan B, 2.625%, (US0001M + 2.250%), 07/31/26	1,254,814	0.2
4,293,200	Core & Main LP 2017 Term Loan B, 3.978%, (US0006M + 2.750%), 08/01/24	4,142,938	0.6
4,282,141	GYP Holdings III Corp. 2018 Term Loan B, 2.924%, (US0001M + 2.750%), 06/01/25	4,110,855	0.6
1,862,438	Henry Company LLC Term Loan B, 5.000%, (US0001M + 4.000%), 10/05/23	1,792,596	0.3
1,605,035	Interior Logic Group Holdings IV LLC 2018 Term Loan B, 4.174%, (US0001M + 4.000%), 05/30/25	1,448,544	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Building & Development (continued)
EUR	1,000,000	LSF10 Edilians Investments S.a r.l. EUR Term Loan B2, 4.250%, (EUR003M + 4.250%), 10/10/25	$1,011,996	0.1
EUR	1,599,655	LSF10 XL Bidco S.C.A. EUR Term Loan B3, 4.000%, (EUR003M + 4.000%), 10/12/26	1,580,371	0.2
	2,694,031	MX Holdings US, Inc. Term Loan B1B, 3.500%, (US0001M + 2.750%), 07/31/25	2,653,620	0.4
	4,299,285	Quikrete Holdings Inc Term Loan, 2.674%, (US0001M + 2.500%), 02/01/27	4,104,742	0.6
	1,990,833	Werner FinCo LP 2017 Term Loan, 5.000%, (US0001M + 4.000%), 07/24/24	1,881,337	0.3
	2,470,000	Zekelman Industries, Inc. 2020 Term Loan, 2.423%, (US0001M + 2.250%), 01/24/27	2,402,075	0.4
			26,383,888	3.9
		Business Equipment & Services: 12.4%
	1,378,756	24-7 Intouch Inc 2018 Term Loan, 4.924%, (US0001M + 4.750%), 08/25/25	1,275,349	0.2
	6,508,749	AlixPartners, LLP 2017 Term Loan B, 3.500%, (US0001M + 2.500%), 04/04/24	6,341,962	0.9
	1,857,375	Ascend Learning, LLC 2017 Term Loan B, 4.000%, (US0001M + 3.000%), 07/12/24	1,783,080	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	1,252,212	Big Ass Fans, LLC 2018 Term Loan, 5.200%, (US0003M + 3.750%), 05/21/24	$1,033,075	0.2
	2,415,000	Castle US Holding Corporation USD Term Loan B, 5.200%, (US0001M + 3.750%), 01/29/27	2,248,969	0.3
	1,265,539	Convergint Technologies LLC 2018 1st Lien Term Loan, 3.750%, (US0001M + 3.000%), 02/03/25	1,191,188	0.2
	4,137,167	EIG Investors Corp. 2018 1st Lien Term Loan, 4.750%, (US0003M + 3.750%), 02/09/23	4,047,527	0.6
	2,144,191	Ellie Mae, Inc. Term Loan, 5.200%, (US0003M + 3.750%), 04/17/26	2,063,784	0.3
	2,612,392	EVO Payments International LLC 2018 1st Lien Term Loan, 3.420%, (US0001M + 3.250%), 12/22/23	2,522,591	0.4
	473,460	Flexential Intermediate Corporation 2nd Lien Term Loan, 8.713%, (US0003M + 7.250%), 08/01/25	213,057	0.0
	2,262,388	GreenSky Holdings, LLC 2018 Term Loan B, 3.438%, (US0001M + 3.250%), 03/31/25	2,171,893	0.3
EUR	1,249,635	ION Trading Technologies S.a.r.l. EUR Incremental Term Loan B, 4.250%, (EUR003M + 3.250%), 11/21/24	1,309,997	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Business Equipment & Services (continued)
1,011,842	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 5.072%, (US0003M + 4.000%), 11/21/24	$962,093	0.2
1,976,440	IQOR US Inc. 2nd Lien Term Loan, 9.094%, (US0003M + 8.750%), 04/01/22	372,229	0.1
2,954,042	IQOR US Inc. Term Loan B, 5.344%, (US0003M + 5.000%), 04/01/21	1,587,798	0.2
1,896,675	KUEHG Corp. 2018 Incremental Term Loan, 5.200%, (US0003M + 3.750%), 02/21/25	1,639,833	0.2
1,250,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 8.500%, (US0003M + 7.500%), 03/13/26	781,250	0.1
1,050,000	Misys (Finastra) USD 2nd Lien Term Loan, 8.250%, (US0006M + 7.250%), 06/13/25	930,300	0.1
1,032,680	NeuStar, Inc. 2018 Term Loan B4, 4.573%, (US0003M + 3.500%), 08/08/24	900,368	0.1
2,500,000	Nielsen Finance LLC USD Term Loan B4, 2.222%, (US0001M + 2.000%), 10/04/23	2,442,500	0.4
2,483,689	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 4.700%, (US0003M + 3.250%), 01/03/25	2,322,249	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,201,642	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 3.424%, (US0001M + 3.250%), 05/01/25	$4,023,072	0.6
1,475,000	Presidio, Inc. 2020 Term Loan B, 4.270%, (US0003M + 3.500%), 01/22/27	1,441,812	0.2
6,251,052	Red Ventures, LLC 2020 Term Loan B, 2.674%, (US0001M + 2.500%), 11/08/24	5,979,519	0.9
250,000	Renaissance Holding Corp. 2018 2nd Lien Term Loan, 7.760%, (US0003M + 7.000%), 05/29/26	233,750	0.0
1,395,150	Renaissance Learning, Inc. 2018 Add On Term Loan, 4.010%, (US0003M + 3.250%), 05/30/25	1,326,555	0.2
1,676,413	Research Now Group, Inc. 2017 1st Lien Term Loan, 6.500%, (US0003M + 5.500%), 12/20/24	1,550,682	0.2
845,000	Rockwood Service Corporation 2020 Term Loan, 5.700%, (US0003M + 4.250%), 01/23/27	789,547	0.1
4,409,566	Solera Holdings, Inc. USD Term Loan B, 2.924%, (US0001M + 2.750%), 03/03/23	4,252,475	0.6
4,665,431	Staples, Inc. 7 Year Term Loan, 5.687%, (US0003M + 5.000%), 04/16/26	4,175,561	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Business Equipment & Services (continued)
	520,000	STG-Fairway Holdings, LLC Term Loan B, 4.572%, (US0003M + 3.500%), 01/31/27	$477,100	0.1
	1,415,773	SurveyMonkey Inc. 2018 Term Loan B, 3.850%, (US0001W + 3.750%), 10/10/25	1,380,379	0.2
EUR	875,000	Techem Verwaltungsgesellschaft 675 mbH EUR Term Loan B4, 2.875%, (EUR002M + 2.875%), 07/15/25	949,137	0.1
	4,412,132	Verifone Systems, Inc. 2018 1st Lien Term Loan, 4.377%, (US0003M + 4.000%), 08/20/25	3,636,333	0.5
EUR	2,255,000	Verisure Holding AB EUR Term Loan B1E, 3.000%, (EUR006M + 3.000%), 10/20/22	2,436,412	0.4
	2,982,042	Verra Mobility Corporation 2020 Term Loan B, 3.424%, (US0001M + 3.250%), 02/28/25	2,862,760	0.4
	3,245,528	Verscend Holding Corp. 2018 Term Loan B, 4.674%, (US0001M + 4.500%), 08/27/25	3,142,077	0.5
	2,575,000	VS Buyer, LLC Term Loan B, 3.420%, (US0001M + 3.250%), 02/28/27	2,517,062	0.4
	1,027,063	West Corporation 2017 Term Loan, 5.450%, (US0003M + 4.000%), 10/10/24	840,137	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,832,363	West Corporation 2018 Term Loan B1, 4.950%, (US0003M + 3.500%), 10/10/24	$1,482,687	0.2
2,218,250	Yak Access, LLC 2018 1st Lien Term Loan B, 6.450%, (US0003M + 5.000%), 07/11/25	1,863,330	0.3
525,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 11.204%, (US0003M + 10.000%), 07/10/26	349,125	0.1
		83,850,604	12.4
	Cable & Satellite Television: 4.3%
7,692,308	Charter Communications Operating, LLC 2019 Term Loan B2, 1.930%, (US0001M + 1.750%), 02/01/27	7,537,585	1.1
6,674,167	CSC Holdings, LLC 2019 Term Loan B5, 2.684%, (US0001M + 2.500%), 04/15/27	6,468,382	1.0
4,110,188	Radiate Holdco, LLC 1st Lien Term Loan, 3.750%, (US0001M + 3.000%), 02/01/24	4,008,974	0.6
3,867,825	Telesat Canada Term Loan B5, 2.930%, (US0001M + 2.750%), 12/07/26	3,745,343	0.5
1,930,000	UPC Broadband Holding B.V. 2020 USD Term Loan B, 2.434%, (US0001M + 2.250%), 04/30/28	1,864,862	0.3
3,124,231	Virgin Media Bristol LLC USD Term Loan N, 2.684%, (US0001M + 2.500%), 01/31/28	3,030,938	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Cable & Satellite Television (continued)
	2,829,993	WideOpenWest Finance LLC 2017 Term Loan B, 4.250%, (US0001M + 3.250%), 08/18/23	$2,736,691	0.4
			29,392,775	4.3
		Chemicals & Plastics: 4.0%
	2,315,214	Alpha 3 B.V. 2017 Term Loan B1, 4.450%, (US0003M + 3.000%), 01/31/24	2,238,522	0.3
	865,650	Ascend Performance Materials Operations LLC 2019 Term Loan B, 6.700%, (US0003M + 5.250%), 08/27/26	827,778	0.1
	3,961,989	Axalta Coating Systems US Holdings Inc. USD Term Loan B3, 3.200%, (US0003M + 1.750%), 06/01/24	3,873,906	0.6
	2,063,250	Composite Resins Holding B.V. 2018 Term Loan B, 5.475%, (US0006M + 4.250%), 08/01/25	2,006,510	0.3
EUR	977,500	Diamond (BC) B.V. EUR Term Loan, 3.250%, (EUR003M + 3.250%), 09/06/24	1,009,119	0.2
	1,316,253	Diamond (BC) B.V. USD Term Loan, 3.759%, (US0003M + 3.000%), 09/06/24	1,227,955	0.2
	2,377,752	Encapsys, LLC 2020 Term Loan B2, 4.250%, (US0001M + 3.250%), 11/07/24	2,281,156	0.3
	1,663,938	Polar US Borrower, LLC 2018 1st Lien Term Loan, 4.996%, (US0001M + 4.750%), 10/15/25	1,572,421	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
EUR	1,000,000	Specialty Chemicals Holding BV EUR Term Loan B, 4.500%, (EUR006M + 4.500%), 03/15/27	$1,060,098	0.2
	4,822,457	Starfruit Finco B.V 2018 USD Term Loan B, 3.222%, (US0001M + 3.000%), 10/01/25	4,620,517	0.7
	3,105,879	Tronox Finance LLC Term Loan B, 3.452%, (US0001M + 2.750%), 09/23/24	2,988,632	0.4
	3,000,000	Univar Inc. 2017 USD Term Loan B, 3.700%, (US0003M + 2.250%), 07/01/24	2,928,000	0.4
	563,588	Univar Inc. 2019 USD Term Loan B5, 3.450%, (US0003M + 2.000%), 07/01/26	542,511	0.1
			27,177,125	4.0
		Clothing/Textiles: 0.2%
	1,723,990	Varsity Brands, Inc. 2017 Term Loan B, 4.500%, (US0001M + 3.500%), 12/15/24	1,398,156	0.2
		Consumer, Cyclical: 0.1%
	2,099,938	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 4.950%, (US0003M + 3.500%), 05/30/25	685,981	0.1
		Containers & Glass Products: 5.6%
	1,445,500	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 4.000%, (US0001M + 3.000%), 04/22/24	1,300,950	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Containers & Glass Products (continued)
6,077,640	Berry Global, Inc. 2019 Term Loan Y, 2.222%, (US0001M + 2.000%), 07/01/26	$5,955,455	0.9
3,570,010	Bway Holding Company 2017 Term Loan B, 4.561%, (US0003M + 3.250%), 04/03/24	3,291,549	0.5
3,842,581	Charter NEX US, Inc. Incremental Term Loan, 3.424%, (US0001M + 3.250%), 05/16/24	3,741,713	0.5
2,409,485	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.433%, (US0003M + 3.000%), 12/29/23	2,326,659	0.3
5,538,438	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 4.683%, (US0003M + 3.250%), 06/29/25	5,226,209	0.8
1,765,000	Plastipak Packaging, Inc. 2018 Term Loan B, 2.680%, (US0001M + 2.500%), 10/14/24	1,716,462	0.2
460,000	Proampac AC Borrower LLC Second Lien Term Loan, 9.500%, (US0003M + 8.500%), 11/18/24	396,750	0.1
4,210,000	Reynolds Consumer Products LLC Term Loan, 1.924%, (US0001M + 1.750%), 02/04/27	4,138,080	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
6,448,949	Reynolds Group Holdings Inc. USD 2017 Term Loan, 2.924%, (US0001M + 2.750%), 02/05/23	$6,263,542	0.9
2,761,778	Ring Container Technologies Group, LLC 1st Lien Term Loan, 2.924%, (US0001M + 2.750%), 10/31/24	2,658,212	0.4
1,180,620	TricorBraun Hldgs Inc First Lien Term Loan, 5.200%, (US0003M + 3.750%), 11/30/23	1,114,210	0.2
		38,129,791	5.6
	Cosmetics/Toiletries: 0.4%
2,383,700	Anastasia Parent, LLC 2018 Term Loan B, 5.200%, (US0003M + 3.750%), 08/11/25	834,047	0.1
2,436,470	Wellness Merger Sub, Inc. 1st Lien Term Loan, 5.863%, (US0003M + 4.250%), 06/30/24	2,243,075	0.3
		3,077,122	0.4
	Drugs: 0.5%
1,897,603	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 5.000%, (US0001M + 4.250%), 04/29/24	1,784,932	0.3
1,639,859	Horizon Therapeutics USA Inc Term Loan B, 2.563%, (US0001M + 2.250%), 05/22/26	1,607,062	0.2
		3,391,994	0.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Ecological Services & Equipment: 1.3%
5,668,483	ADS Waste Holdings Inc. Term Loan, 3.000%, (US0001W + 2.250%), 11/10/23	$5,630,930	0.9
2,936,684	GFL Environmental Inc. 2018 USD Term Loan B, 4.000%, (US0003M + 3.000%), 05/30/25	2,904,694	0.4
		8,535,624	1.3
	Electronics/Electrical: 21.5%
2,144,283	ASG Technologies Group, Inc. 2018 Term Loan, 4.500%, (US0001M + 3.500%), 07/31/24	1,886,969	0.3
1,138,847	Barracuda Networks, Inc. 1st Lien Term Loan, 4.517%, (US0003M + 3.250%), 02/12/25	1,113,223	0.2
3,806,651	BMC Software Finance, Inc. 2018 USD Term Loan B, 4.424%, (US0001M + 4.250%), 10/02/25	3,602,725	0.5
635,301	Brave Parent Holdings, Inc. 1st Lien Term Loan, 4.174%, (US0001M + 4.000%), 04/18/25	609,095	0.1
1,802,550	Cohu, Inc. 2018 Term Loan B, 3.174%, (US0001M + 3.000%), 10/01/25	1,550,193	0.2
1,108,189	Compuware Corporation 2018 Term Loan B, 6.250%, (PRIME + 4.000%), 08/22/25	1,105,418	0.2
1,700,000	Cornerstone OnDemand, Inc. Term Loan B, 5.348%, (US0002M + 4.250%), 04/22/27	1,680,875	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	4,992,481	Dell International LLC 2019 Term Loan B, 2.750%, (US0001M + 2.000%), 09/19/25	$4,913,435	0.7
	2,988,629	Dynatrace LLC 2018 1st Lien Term Loan, 2.424%, (US0001M + 2.250%), 08/22/25	2,926,367	0.4
	1,668,875	EagleView Technology Corporation 2018 Add On Term Loan B, 3.863%, (US0003M + 3.500%), 08/14/25	1,540,927	0.2
	564,938	Electrical Components International, Inc. 2018 1st Lien Term Loan, 4.424%, (US0003M + 4.250%), 06/26/25	451,950	0.1
	5,141,447	Epicor Software Corporation 1st Lien Term Loan, 3.430%, (US0001M + 3.250%), 06/01/22	5,049,328	0.7
	1,238,250	Exact Merger Sub LLC 1st Lien Term Loan, 5.700%, (US0003M + 4.250%), 09/27/24	1,167,051	0.2
EUR	992,500	GlobalFoundries Inc EUR Term Loan B, 5.000%, (EUR003M + 5.000%), 06/05/26	1,002,570	0.2
	1,702,138	GlobalFoundries Inc USD Term Loan B, 6.250%, (US0003M + 4.750%), 06/05/26	1,600,009	0.2
	5,000,000	Go Daddy Operating Company, LLC 2017 Repriced Term Loan, 3.452%, (US0001M + 1.750%), 02/15/24	4,906,695	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Electronics/Electrical (continued)
EUR	1,915,924	Greeneden U.S. Holdings II, LLC 2018 EUR Term Loan B, 3.500%, (EUR002M + 3.500%), 12/01/23	$2,065,628	0.3
	1,835,400	Helios Software Holdings, Inc. USD Term Loan, 5.322%, (US0006M + 4.250%), 10/24/25	1,739,042	0.3
	5,068,815	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.000%, (US0001M + 3.250%), 07/01/24	4,948,431	0.7
	1,086,738	Imperva, Inc. 1st Lien Term Loan, 5.000%, (US0003M + 4.000%), 01/12/26	1,017,005	0.2
	1,040,000	Imperva, Inc. 2nd Lien Term Loan, 8.750%, (US0003M + 7.750%), 01/10/27	902,200	0.1
	4,020,000	Informatica LLC 2020 USD Term Loan B, 3.424%, (US0001M + 3.250%), 02/25/27	3,852,499	0.6
	4,525,368	Kronos Incorporated 2017 Term Loan B, 3.330%, (US0003M + 3.000%), 11/01/23	4,459,374	0.7
	597,380	MA FinanceCo., LLC USD Term Loan B3, 2.674%, (US0001M + 2.500%), 06/21/24	567,511	0.1
	6,163,306	McAfee, LLC 2018 USD Term Loan B, 3.924%, (US0001M + 3.750%), 09/30/24	6,058,530	0.9
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	6,010,264	MH Sub I, LLC 2017 1st Lien Term Loan, 4.822%, (US0006M + 3.750%), 09/13/24	$5,826,200	0.9
	1,510,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 8.572%, (US0006M + 7.500%), 09/15/25	1,385,425	0.2
EUR	1,985,000	OVH Groupe SAS EUR Term Loan B, 3.250%, (EUR001M + 3.250%), 12/04/26	2,159,381	0.3
	3,190,135	Project Boost Purchaser, LLC 2019 Term Loan B, 3.674%, (US0001M + 3.500%), 06/01/26	3,005,372	0.4
	1,584,938	Project Leopard Holdings, Inc. 2019 Term Loan, 5.700%, (US0003M + 4.250%), 07/07/23	1,490,502	0.2
	5,131,850	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 5.010%, (US0003M + 4.250%), 05/16/25	4,907,332	0.7
	1,610,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 9.010%, (US0003M + 8.250%), 05/18/26	1,340,325	0.2
	6,299,746	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.000%, (US0003M + 3.000%), 11/03/23	6,146,624	0.9
	2,755,249	Riverbed Technology, Inc. 2016 Term Loan, 4.250%, (US0003M + 3.250%), 04/24/22	2,395,590	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Electronics/Electrical (continued)
890,000			Rocket Software, Inc. 2018 2nd Lien Term Loan, 9.010%, (US0003M + 8.250%), 11/27/26	$697,166	0.1
3,168,000			Rocket Software, Inc. 2018 Term Loan, 4.424%, (US0001M + 4.250%), 11/28/25	3,005,640	0.4
4,353,750			RP Crown Parent LLC Term Loan B, 3.750%, (US0001M + 2.750%), 10/12/23	4,266,675	0.6
4,034,254			Seattle Spinco, Inc. USD Term Loan B3, 2.674%, (US0001M + 2.500%), 06/21/24	3,832,541	0.6
1,554,093			Sirius Computer Solutions, Inc. 2020 Term Loan, 3.674%, (US0001M + 3.500%), 07/01/26	1,528,839	0.2
4,746,379	(1	),(2)	SkillSoft Corporation 1st Lien Term Loan, 5.094%, (US0003M + 4.750%), 04/28/21	2,634,734	0.4
5,725,638			SolarWinds Holdings, Inc. 2018 Term Loan B, 2.924%, (US0001M + 2.750%), 02/05/24	5,632,596	0.8
1,354,375			SonicWall US Holdings Inc. 1st Lien Term Loan, 3.877%, (US0003M + 3.500%), 05/16/25	1,234,174	0.2
570,000			SonicWall US Holdings Inc. 2nd Lien Term Loan, 7.877%, (US0003M + 7.500%), 05/18/26	461,700	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,058,144	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 1.924%, (US0001M + 1.750%), 04/16/25	$2,972,770	0.4
4,366,114	SS&C Technologies Inc. 2018 Term Loan B3, 1.924%, (US0001M + 1.750%), 04/16/25	4,244,225	0.6
1,065,000	Surf Holdings, LLC USD Term Loan, 4.814%, (US0003M + 3.500%), 03/05/27	1,023,066	0.2
2,417,711	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 6.072%, (US0003M + 5.000%), 05/29/26	1,447,268	0.2
1,056,525	TriTech Software Systems 2018 Term Loan B, 5.200%, (US0003M + 3.750%), 08/29/25	939,427	0.1
3,263,057	TTM Technologies, Inc. 2017 Term Loan, 2.870%, (US0001M + 2.500%), 09/28/24	3,197,796	0.5
4,967,556	Ultimate Software Group Inc(The) Term Loan B, 3.924%, (US0001M + 3.750%), 05/04/26	4,830,949	0.7
5,132,008	Veritas Bermuda Ltd. USD Repriced Term Loan B, 5.950%, (US0003M + 4.500%), 01/27/23	4,808,050	0.7
4,285,750	Vertafore, Inc. 2018 1st Lien Term Loan, 3.424%, (US0001M + 3.250%), 07/02/25	4,092,891	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Electronics/Electrical (continued)
1,070,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 7.424%, (US0003M + 7.250%), 07/02/26	$1,064,650	0.2
665,946	Web.com Group, Inc. 2018 2nd Lien Term Loan, 8.945%, (US0001M + 7.750%), 10/09/26	556,065	0.1
1,635,616	Web.com Group, Inc. 2018 Term Loan B, 4.945%, (US0003M + 3.750%), 10/10/25	1,541,568	0.2
2,376,000	Xperi Corporation 2018 Term Loan B1, 4.750%, (PRIME + 1.500%), 12/01/23	2,367,090	0.4
		145,753,681	21.5
	Financial: 0.1%
1,058,235	Blucora, Inc. 2017 Term Loan B, 4.450%, (US0003M + 3.000%), 05/22/24	1,015,905	0.1
	Financial Intermediaries: 3.7%
3,214,062	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 2.924%, (US0001M + 2.750%), 06/15/25	3,014,790	0.4
1,042,499	Blackstone Mortgage Trust, Inc. 2019 Term Loan B, 2.424%, (US0001M + 2.250%), 04/23/26	982,555	0.2
2,495,906	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 2.924%, (US0001M + 2.750%), 08/21/25	2,337,416	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,970,000	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 4.750%, (US0001M + 3.750%), 04/09/27	$1,939,629	0.3
4,678,200	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 3.168%, (US0001M + 3.000%), 07/21/25	4,487,175	0.7
2,847,045	First Eagle Holdings, Inc. 2020 Term Loan B, 3.950%, (US0003M + 2.500%), 02/01/27	2,694,017	0.4
2,788,970	Focus Financial Partners, LLC 2020 Term Loan, 2.174%, (US0001M + 2.000%), 07/03/24	2,705,301	0.4
3,790,178	LPL Holdings, Inc. 2019 Term Loan B1, 1.924%, (US0001M + 1.750%), 11/12/26	3,695,423	0.5
715,038	VFH Parent LLC 2019 Term Loan B, 3.222%, (US0001M + 3.000%), 03/01/26	703,418	0.1
3,012,045	Victory Capital Holdings, Inc. 2020 Term Loan B, 3.937%, (US0003M + 2.500%), 07/01/26	2,925,449	0.4
		25,485,173	3.7
	Food Products: 2.1%
1,293,525	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 3.684%, (US0003M + 3.500%), 10/01/25	1,268,625	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†				Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
				Food Products (continued)
	205,000			8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 7.934%, (US0001M + 7.750%), 10/01/26	$198,850	0.1
	2,245,748			Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 4.750%, (US0001M + 3.750%), 07/07/24	2,212,062	0.3
	3,381,021			B&G Foods, Inc. 2019 Term Loan B4, 2.674%, (US0001M + 2.500%), 10/10/26	3,355,664	0.5
	859,688			CHG PPC Parent LLC 2018 Term Loan B, 2.924%, (US0001M + 2.750%), 03/31/25	831,748	0.1
EUR	745,000			Froneri International PLC 2020 EUR Term Loan, 2.625%, (EUR006M + 2.625%), 01/29/27	797,836	0.1
	2,212,711			Froneri International PLC 2020 USD Term Loan, 2.424%, (US0001M + 2.250%), 01/29/27	2,121,436	0.3
	3,527,863			IRB Holding Corp 2020 Term Loan B, 3.751%, (US0001M + 2.750%), 02/05/25	3,319,969	0.5
	605,000	(1	),(2)	NPC International, Inc. 2nd Lien Term Loan, 7.844%, (US0003M + 7.500%), 04/18/25	16,638	0.0
					14,122,828	2.1
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Food Service: 2.5%
	3,000,000	1011778 B.C. Unlimited Liability Company Term Loan B4, 1.924%, (US0003M + 1.750%), 11/19/26	$2,887,500	0.4
	545,154	Fogo De Chao, Inc. 2018 Add On Term Loan, 5.700%, (US0003M + 4.250%), 04/07/25	342,311	0.1
	4,459,756	Golden Nugget, Inc. 2017 Incremental Term Loan B, 3.455%, (US0002M + 2.500%), 10/04/23	3,863,264	0.6
	2,195,888	Hearthside Food Solutions, LLC 2018 Term Loan B, 3.861%, (US0001M + 3.688%), 05/23/25	2,115,189	0.3
	3,000,000	US Foods, Inc. 2016 Term Loan B, 1.924%, (US0001M + 1.750%), 06/27/23	2,840,157	0.4
	2,467,600	US Foods, Inc. 2019 Term Loan B, 3.072%, (US0006M + 2.000%), 09/13/26	2,341,135	0.3
	3,000,000	Welbilt, Inc. 2018 Term Loan B, 2.674%, (US0001M + 2.500%), 10/23/25	2,587,500	0.4
			16,977,056	2.5
		Food/Drug Retailers: 1.6%
EUR	1,000,000	CD&R Firefly Bidco Limited 2018 EUR Term Loan B2, 3.500%, (EUR006M + 3.500%), 06/23/25	1,084,150	0.2
	3,743,852	EG Finco Limited 2018 USD Term Loan, 5.072%, (US0006M + 4.000%), 02/07/25	3,562,900	0.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Food/Drug Retailers (continued)
1,007,571	Moran Foods LLC 2020 2nd Lien Term Loan, 12.183%, (US0003M + 10.750%), 10/01/24	$468,521	0.1
801,018	Moran Foods LLC 2020 Term Loan, 8.433%, (US0003M + 7.000%), 04/01/24	764,972	0.1
1,472,600	Portillos Holdings, LLC 2019 1st Lien Term Loan B3, 6.950%, (US0003M + 5.500%), 09/06/24	1,286,684	0.2
3,811,750	United Natural Foods, Inc. Term Loan B, 4.424%, (US0001M + 4.250%), 10/22/25	3,596,744	0.5
		10,763,971	1.6
	Forest Products: 0.2%
1,378,075	LABL, Inc. 2019 USD Term Loan, 4.674%, (US0001M + 4.500%), 07/01/26	1,324,890	0.2
	Health Care: 11.3%
780,125	Accelerated Health Systems, LLC Term Loan B, 3.684%, (US0001M + 3.500%), 10/31/25	725,516	0.1
3,574,508	ADMI Corp. 2018 Term Loan B, 4.200%, (US0001M + 2.750%), 04/30/25	3,316,100	0.5
2,062,468	Air Methods Corporation 2017 Term Loan B, 4.950%, (US0003M + 3.500%), 04/22/24	1,657,525	0.2
2,818,908	ATI Holdings Acquisition, Inc. 2016 Term Loan, 4.570%, (US0006M + 3.500%), 05/10/23	2,455,974	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,772,298	Bausch Health Companies, Inc. 2018 Term Loan B, 3.171%, (US0001M + 3.000%), 06/02/25	$4,693,555	0.7
4,642,251	Change Healthcare Holdings LLC 2017 Term Loan B, 3.500%, (US0001M + 2.500%), 03/01/24	4,534,485	0.7
1,170,000	Da Vinci Purchaser Corp. 2019 Term Loan, 5.238%, (US0006M + 4.000%), 01/08/27	1,142,944	0.2
3,640,288	DaVita, Inc. 2020 Term Loan B, 1.924%, (US0001M + 1.750%), 08/12/26	3,562,931	0.5
1,709,204	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 4.750%, (US0001M + 3.750%), 06/06/25	1,546,830	0.2
4,611,027	Envision Healthcare Corporation 2018 1st Lien Term Loan, 3.924%, (US0001M + 3.750%), 10/10/25	3,059,130	0.4
4,125,868	ExamWorks Group, Inc. 2017 Term Loan, 4.323%, (US0006M + 3.250%), 07/27/23	4,034,067	0.6
7,586,437	Global Medical Response, Inc. 2018 Term Loan B1, 4.250%, (US0003M + 3.250%), 04/28/22	7,374,647	1.1
2,652,638	GoodRx, Inc. 1st Lien Term Loan, 2.924%, (US0001M + 2.750%), 10/10/25	2,590,744	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Health Care (continued)
	2,482,393	Inovalon Holdings, Inc. 2020 Term Loan B1, 3.188%, (US0001M + 3.000%), 04/02/25	$2,430,677	0.4
	6,278,218	Jaguar Holding Company II 2018 Term Loan, 3.500%, (US0001M + 2.500%), 08/18/22	6,262,033	0.9
	855,700	Medical Solutions L.L.C. 2017 Term Loan, 5.500%, (US0001M + 4.500%), 06/14/24	804,358	0.1
	5,663,141	MPH Acquisition Holdings LLC 2016 Term Loan B, 4.200%, (US0003M + 2.750%), 06/07/23	5,456,437	0.8
	3,299,106	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 3.580%, (US0001M + 3.250%), 06/30/25	3,138,275	0.5
	2,764,147	Phoenix Guarantor Inc 2020 Term Loan B, 3.434%, (US0001M + 3.250%), 03/05/26	2,705,409	0.4
	3,070,485	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 3.924%, (US0001M + 3.750%), 11/17/25	2,950,619	0.4
	2,630,000	Sotera Health Holdings, LLC 2019 Term Loan, 5.500%, (US0001M + 4.500%), 12/11/26	2,565,894	0.4
EUR	1,000,000	Sunrise Medical 2018 EUR Term Loan B, 3.000%, (EUR003M + 3.000%), 04/16/25	1,075,084	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
345,000	Surgery Center Holdings, Inc. 2020 Term Loan B, 9.000%, (US0001M + 8.000%), 09/03/24	$351,900	0.0
1,402,893	Tecomet Inc. 2017 Repriced Term Loan, 4.675%, (US0003M + 3.500%), 05/01/24	1,318,720	0.2
4,004,662	Vizient, Inc. 2020 Term Loan B6, 2.174%, (US0001M + 2.000%), 05/06/26	3,882,853	0.6
2,922,922	Wink Holdco, Inc 1st Lien Term Loan B, 4.450%, (US0003M + 3.000%), 12/02/24	2,813,313	0.4
		76,450,020	11.3
	Home Furnishings: 0.4%
2,721,325	Prime Security Services Borrower, LLC 2019 Term Loan B1, 4.250%, (US0001M + 3.250%), 09/23/26	2,657,374	0.4
	Industrial: 0.5%
3,624,801	NCI Building Systems, Inc. 2018 Term Loan, 3.948%, (US0001M + 3.750%), 04/12/25	3,459,420	0.5
	Industrial Equipment: 2.7%
2,910,213	APi Group DE, Inc. Term Loan B, 2.674%, (US0001M + 2.500%), 10/01/26	2,801,080	0.4
824,563	CPM Holdings, Inc. 2018 1st Lien Term Loan, 3.972%, (US0003M + 3.750%), 11/17/25	696,755	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Industrial Equipment (continued)
1,435,173	EWT Holdings III Corp. 2020 Term Loan, 3.453%, (US0001M + 2.750%), 12/20/24	$1,401,087	0.2
4,086,749	Filtration Group Corporation 2018 1st Lien Term Loan, 3.174%, (US0001M + 3.000%), 03/29/25	3,970,530	0.6
5,256,353	Gardner Denver, Inc. 2020 USD Term Loan, 1.924%, (US0001M + 1.750%), 03/01/27	5,024,195	0.7
2,193,975	Granite Holdings US Acquisition Co. Term Loan B, 6.322%, (US0006M + 5.250%), 09/30/26	1,881,334	0.3
1,218,125	Kenan Advantage Group, Inc. 2015 Term Loan, 4.000%, (US0001M + 3.000%), 07/31/22	1,116,615	0.2
370,981	Kenan Advantage Group, Inc. CAD Term Loan B, 4.000%, (US0001M + 3.000%), 07/31/22	340,066	0.1
1,100,000	Star US Bidco LLC Term Loan B, 5.250%, (US0001M + 4.250%), 03/17/27	987,250	0.1
		18,218,912	2.7
	Insurance: 7.5%
2,011,127	Achilles Acquisition LLC 2018 Term Loan, 4.188%, (US0001M + 4.000%), 10/13/25	1,920,626	0.3
4,529,274	Acrisure, LLC 2020 Term Loan B, 3.765%, (US0003M + 3.500%), 02/15/27	4,260,820	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,474,513	Alera Group Holdings, Inc. 2018 Term Loan B, 5.070%, (US0006M + 4.000%), 08/01/25	$1,408,160	0.2
4,706,011	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 2.924%, (US0001M + 2.750%), 05/09/25	4,516,091	0.7
114,138	Alliant Holdings Intermediate, LLC Term Loan B, 3.421%, (US0001M + 3.250%), 05/09/25	110,000	0.0
4,827,739	AmWINS Group, Inc. 2017 Term Loan B, 3.750%, (US0001M + 2.750%), 01/25/24	4,749,288	0.7
650,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 8.450%, (US0003M + 7.000%), 09/19/25	643,500	0.1
943,063	Aretec Group, Inc. 2018 Term Loan, 4.424%, (US0003M + 4.250%), 10/01/25	877,048	0.1
6,262,335	AssuredPartners, Inc. 2020 Term Loan B, 3.674%, (US0001M + 3.500%), 02/12/27	5,978,294	0.9
3,282,345	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.000%, (US0001M + 3.000%), 04/29/24	3,175,669	0.5
6,372,271	Hub International Limited 2018 Term Loan B, 4.020%, (US0003M + 3.000%), 04/25/25	6,149,241	0.9

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Insurance (continued)
5,832,588	NFP Corp. 2020 Term Loan, 3.424%, (US0001M + 3.250%), 02/15/27	$5,533,668	0.8
7,273,138	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 3.424%, (US0001M + 3.250%), 12/31/25	6,889,029	1.0
5,199,425	USI, Inc. 2017 Repriced Term Loan, 3.174%, (US0001M + 3.000%), 05/16/24	5,004,446	0.7
		51,215,880	7.5
	Leisure Good/Activities/Movies: 6.1%
770,000	Alterra Mountain Company 2020 Term Loan B, 4.844%, (US0003M + 4.500%), 08/01/26	765,188	0.1
1,810,279	AMC Entertainment Holdings Inc. 2019 Term Loan B, 4.080%, (US0003M + 3.000%), 04/22/26	1,380,337	0.2
3,820,000	Bombardier Recreational Products, Inc. 2020 Incremental Term Loan B2, 6.000%, (US0003M + 5.000%), 05/24/27	3,810,450	0.6
1,247	Bombardier Recreational Products, Inc. 2020 Term Loan, 2.174%, (US0001M + 2.000%), 05/24/27	1,163	0.0
1,672,125	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 4.200%, (US0003M + 2.750%), 09/18/24	1,484,011	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	1,135,982	Crown Finance US, Inc. 2018 USD Term Loan, 3.322%, (US0003M + 2.250%), 02/28/25	$850,283	0.1
	1,741,225	Crown Finance US, Inc. 2019 Incremental Term Loan, 3.572%, (US0006M + 2.500%), 09/30/26	1,288,507	0.2
	3,359,677	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 4.072%, (US0006M + 3.000%), 03/08/24	2,548,315	0.4
	2,759,884	Fitness International, LLC 2018 Term Loan B, 4.322%, (US0006M + 3.250%), 04/18/25	1,611,082	0.2
EUR	758,100	Fluidra S.A. EUR Term Loan B, 2.000%, (EUR001M + 2.000%), 07/02/25	821,543	0.1
	1,313,049	Fluidra S.A. USD Term Loan B, 2.174%, (US0001M + 2.000%), 07/02/25	1,264,630	0.2
	1,592,500	GVC Holdings (Gibraltar) Limited 2020 USD Term Loan B3, 3.308%, (US0006M + 2.250%), 03/29/24	1,550,697	0.2
EUR	2,000,000	GVC Holdings PLC 2019 EUR Term Loan B, 2.500%, (EUR006M + 2.500%), 03/29/24	2,186,799	0.3
	3,164,952	Intrawest Resorts Holdings, Inc. Term Loan B1, 2.924%, (US0001M + 2.750%), 07/31/24	2,997,805	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Leisure Good/Activities/Movies (continued)
	3,166,855	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 4.500%, (US0001M + 3.500%), 07/03/24	$2,565,153	0.4
	4,236,129	Life Time, Inc. 2017 Term Loan B, 3.113%, (US0003M + 2.750%), 06/10/22	3,784,981	0.6
	347,614	Motion Finco Sarl Delayed Draw Term Loan B2, 4.323%, (US0006M + 3.250%), 11/04/26	321,760	0.0
	2,644,886	Motion Finco Sarl USD Term Loan B1, 4.323%, (US0006M + 3.250%), 11/13/26	2,448,173	0.4
	2,444,063	Playtika Holding Corp Term Loan B, 7.072%, (US0006M + 6.000%), 12/10/24	2,445,781	0.4
EUR	1,716,133	Thor Industries, Inc. EUR Term Loan B, 4.000%, (EUR001M + 4.000%), 02/01/26	1,819,269	0.3
	3,479,667	Thor Industries, Inc. USD Term Loan B, 4.123%, (US0001M + 3.750%), 02/01/26	3,379,627	0.5
	1,861,537	WeddingWire, Inc. 1st Lien Term Loan, 5.950%, (US0001M + 4.500%), 12/19/25	1,731,230	0.3
	315,000	WeddingWire, Inc. 2nd Lien Term Loan, 9.700%, (US0003M + 8.250%), 12/21/26	297,675	0.0
			41,354,459	6.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Lodging & Casinos: 5.4%
1,490,000	Aristocrat Leisure Limited 2020 Incremental Term Loan B, 4.750%, (US0003M + 3.750%), 10/19/24	$1,486,275	0.2
6,667,973	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 2.924%, (US0001M + 2.750%), 12/23/24	6,096,435	0.9
4,215,020	Everi Payments Inc. Term Loan B, 3.822%, (US0003M + 2.750%), 05/09/24	3,912,942	0.6
4,289,559	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 3.750%, (US0001M + 3.000%), 10/21/24	3,731,916	0.6
1,997,475	Hilton Worldwide Finance, LLC 2019 Term Loan B2, 1.918%, (US0001M + 1.750%), 06/22/26	1,909,858	0.3
4,698,280	PCI Gaming Authority Term Loan, 2.674%, (US0001M + 2.500%), 05/29/26	4,470,216	0.7
1,000,000	Penn National Gaming, Inc. 2018 1st Lien Term Loan B, 3.000%, (US0001M + 2.250%), 10/15/25	951,250	0.1
5,559,174	Scientific Games International, Inc. 2018 Term Loan B5, 3.477%, (US0006M + 2.750%), 08/14/24	5,007,887	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Lodging & Casinos (continued)
6,322,420	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 4.950%, (US0003M + 3.500%), 07/10/25	$6,259,195	0.9
3,074,813	Station Casinos LLC 2020 Term Loan B, 2.500%, (US0001M + 2.250%), 02/08/27	2,905,698	0.4
		36,731,672	5.4
	Nonferrous Metals/Minerals: 0.7%
3,874,231	Covia Holdings Corporation Term Loan, 5.387%, (US0003M + 4.000%), 06/01/25	2,398,149	0.4
2,806,531	U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/25	2,080,342	0.3
		4,478,491	0.7
	Oil & Gas: 0.7%
1,395,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 7.750%, (US0003M + 6.750%), 10/29/25	903,262	0.1
1,373,388	Glass Mountain Pipeline Holdings, LLC Term Loan B, 5.500%, (US0003M + 4.500%), 12/23/24	596,050	0.1
1,869,730	HGIM Corp. 2018 Exit Term Loan, 7.713%, (US0003M + 6.000%), 07/02/23	860,076	0.1
1,915,525	Lower Cadence Holdings LLC Term Loan B, 4.174%, (US0001M + 4.000%), 05/22/26	1,656,929	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
767,863	Lucid Energy Group II LLC Incremental Term Loan B2, 4.000%, (US0001M + 3.000%), 02/19/25	$575,897	0.1
439,438	Moda Ingleside Energy Center, LLC 2018 Term Loan B, 3.654%, (US0003M + 3.250%), 09/29/25	414,170	0.1
		5,006,384	0.7
	Publishing: 0.7%
5,167,112	Meredith Corporation 2020 Term Loan B2, 3.260%, (US0003M + 2.500%), 01/31/25	5,016,403	0.7
	Radio & Television: 6.2%
3,980,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, 4.260%, (US0003M + 3.500%), 08/21/26	3,717,320	0.5
920,375	Cumulus Media New Holdings Inc. Term Loan B, 4.822%, (US0003M + 3.750%), 03/31/26	799,576	0.1
3,684,006	Diamond Sports Group, LLC Term Loan, 3.420%, (US0001M + 3.250%), 08/24/26	3,198,944	0.5
3,620,823	Entercom Media Corp. 2019 Term Loan, 2.670%, (US0001M + 2.500%), 11/18/24	3,367,365	0.5
3,108,311	iHeartCommunications, Inc. 2020 Term Loan, 3.174%, (US0001M + 3.000%), 05/01/26	2,917,927	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Radio & Television (continued)
4,522,879	NASCAR Holdings, Inc Term Loan B, 2.918%, (US0001M + 2.750%), 10/19/26	$4,426,768	0.6
6,834,586	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 3.120%, (US0001M + 2.750%), 09/18/26	6,614,171	1.0
7,601,947	Sinclair Television Group Inc. Term Loan B2B, 2.690%, (US0001M + 2.500%), 09/30/26	7,430,904	1.1
4,659,528	Terrier Media Buyer, Inc. Term Loan B, 5.700%, (US0003M + 4.250%), 12/17/26	4,502,269	0.7
5,611,377	Univision Communications Inc. Term Loan C5, 3.750%, (US0001M + 2.750%), 03/15/24	5,285,917	0.8
		42,261,161	6.2
	Retailers (Except Food & Drug): 3.8%
3,539,440	Bass Pro Group, LLC Term Loan B, 6.072%, (US0001M + 5.000%), 09/25/24	3,344,771	0.5
2,542,242	Belk, Inc. 2019 Term Loan B, 7.750%, (US0003M + 6.750%), 07/31/25	794,450	0.1
4,339,022	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 2.441%, (US0001M + 2.250%), 02/03/24	4,275,486	0.6
2,992,162	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 3.250%, (US0001M + 2.500%), 08/18/23	2,872,476	0.4
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	3,003,572	Jo-Ann Stores, Inc. 2016 Term Loan, 6.000%, (US0006M + 5.000%), 10/20/23	$1,330,958	0.2
	4,107,515	Leslies Poolmart, Inc. 2016 Term Loan, 3.674%, (US0001M + 3.500%), 08/16/23	3,876,894	0.6
	4,410,363	Mens Wearhouse, Inc. (The) 2018 Term Loan, 4.335%, (US0003M + 3.250%), 04/09/25	1,168,746	0.2
EUR	5,909,551	Peer Holding III B.V. 2018 EUR Term Loan B, 3.250%, (EUR003M + 3.250%), 03/08/25	6,271,881	0.9
	3,060,010	Petco Animal Supplies, Inc. 2017 Term Loan B, 4.250%, (US0003M + 3.250%), 01/26/23	2,150,750	0.3
			26,086,412	3.8
		Surface Transport: 2.1%
	3,027,008	Navistar International Corporation 2017 1st Lien Term Loan B, 3.680%, (US0001M + 3.500%), 11/06/24	2,921,063	0.4
	3,469,209	PODS, LLC 2018 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 12/06/24	3,409,944	0.5
	1,822,608	Savage Enterprises LLC 2020 Term Loan B, 3.180%, (US0001M + 3.000%), 08/01/25	1,801,344	0.3
	5,844,363	XPO Logistics, Inc. 2018 Term Loan B, 2.174%, (US0001M + 2.000%), 02/24/25	5,724,343	0.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Surface Transport (continued)
672,938	XPO Logistics, Inc. 2019 Term Loan B1, 2.682%, (US0001M + 2.500%), 02/24/25	$660,110	0.1
		14,516,804	2.1
	Technology: 0.6%
4,243,696	Misys (Finastra) - TL B 1L, 4.500%, (US0006M + 3.500%), 06/13/24	3,855,134	0.6
	Telecommunications: 12.1%
1,683,009	Altice Financing SA 2017 USD Term Loan B, 2.934%, (US0001M + 2.750%), 07/15/25	1,598,859	0.2
3,915,635	Altice Financing SA USD 2017 1st Lien Term Loan, 2.918%, (US0001M + 2.750%), 01/31/26	3,713,326	0.5
4,656,000	Altice France S.A. USD Term Loan B11, 2.924%, (US0001M + 2.750%), 07/31/25	4,423,200	0.7
2,965,201	Altice France S.A. USD Term Loan B12, 3.871%, (US0001M + 3.688%), 01/31/26	2,834,237	0.4
2,215,000	Asurion LLC 2017 2nd Lien Term Loan, 6.674%, (US0003M + 6.500%), 08/04/25	2,213,892	0.3
5,981,014	Asurion LLC 2018 Term Loan B6, 3.174%, (US0001M + 3.000%), 11/03/23	5,827,129	0.9
6,173,024	Asurion LLC 2018 Term Loan B7, 3.174%, (US0001M + 3.000%), 11/03/24	6,018,698	0.9
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,843,984	Avaya, Inc. 2018 Term Loan B, 4.434%, (US0001M + 4.250%), 12/15/24	$4,531,145	0.7
7,992,671	CenturyLink, Inc. 2020 Term Loan B, 2.424%, (US0001M + 2.250%), 03/15/27	7,698,652	1.1
3,855,638	CommScope, Inc. 2019 Term Loan B, 3.424%, (US0001M + 3.250%), 04/06/26	3,722,618	0.6
2,505,000	Connect Finco Sarl Term Loan B, 5.500%, (US0001M + 4.500%), 12/11/26	2,354,700	0.3
1,854,894	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 4.950%, (US0003M + 3.500%), 08/01/24	1,510,434	0.2
2,935,230	Global Tel*Link Corporation 2018 1st Lien Term Loan, 5.700%, (US0003M + 4.250%), 11/29/25	2,486,140	0.4
1,700,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 9.700%, (US0003M + 8.250%), 11/29/26	1,362,125	0.2
4,697,826	GTT Communications, Inc. 2018 USD Term Loan B, 2.920%, (US0001M + 2.750%), 05/31/25	3,395,485	0.5
2,460,000	Iridium Satellite LLC Term Loan, 4.750%, (US0001M + 3.750%), 11/04/26	2,440,012	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Telecommunications (continued)
8,201,940			Level 3 Financing Inc. 2019 Term Loan B, 1.924%, (US0001M + 1.750%), 03/01/27	$7,996,891	1.2
1,050,000			Northwest Fiber, LLC Term Loan B, 5.844%, (US0003M + 5.500%), 05/21/27	1,039,500	0.2
2,060,083			Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 5.500%, (US0006M + 4.500%), 11/01/24	1,670,921	0.2
232,284	(3)		Speedcast Communications, Inc. 2020 DIP New Money Term Loan, 10.000%, (US0001M + 8.000%), 01/22/21	232,284	0.0
232,284			Speedcast Communications, Inc. 2020 DIP Roll-Up Delayed Draw Term Loan, 5.000%, (US0003M + 1.750%), 01/22/21	232,284	0.0
1,277,596	(1	),(2)	Speedcast International Limited Term Loan B, 3.094%, (US0003M + 2.750%), 05/15/25	153,312	0.0
7,575,000			T-Mobile USA, Inc. 2020 Term Loan, 3.174%, (US0001M + 3.000%), 04/01/27	7,585,257	1.1
3,188,145			Zayo Group Holdings, Inc. USD Term Loan, 3.174%, (US0001M + 3.000%), 03/09/27	3,076,117	0.5
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,940,000			Ziggo Financing Partnership USD Term Loan I, 2.684%, (US0001M + 2.500%), 04/30/28	$3,782,948	0.6
				81,900,166	12.1
			Utilities: 2.1%
4,887,500			Calpine Construction Finance Company, L.P. 2017 Term Loan B, 2.174%, (US0001M + 2.000%), 01/15/25	4,771,422	0.7
2,487,500			Calpine Corporation 2019 Term Loan B10, 2.174%, (US0001M + 2.000%), 08/12/26	2,429,044	0.4
1,975,980			LMBE-MC Holdco II LLC Term Loan B, 5.460%, (US0003M + 4.000%), 12/03/25	1,887,061	0.3
247,253	(4)		Longview Power LLC 2020 Exit Term Loan, 10.344%, (US0003M + 10.000%), 05/26/25	244,780	0.0
1,925,479	(1	),(2)	Longview Power LLC Term Loan B, 6.344%, (US0003M + 6.000%), 04/13/21	288,822	0.0
1,737,130			Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/24	1,657,512	0.3
1,836,475			Sabre Industries, Inc. 2019 Term Loan B, 4.494%, (US0006M + 3.500%), 04/15/26	1,798,983	0.3
976,890			Southeast PowerGen, LLC Term Loan B, 4.500%, (US0001M + 3.500%), 12/02/21	928,045	0.1
				14,005,669	2.1
			Total Senior Loans (Cost $1,003,891,353)	932,679,021	137.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Shares				Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 0.1%
46,262	(5)		Cumulus Media, Inc. Class-A	$239,175	0.1
4,398	(5)		Harvey Gulf International Marine LLC	26,388	0.0
19,651	(5)		Harvey Gulf International Marine LLC - Warrants	117,906	0.0
205,396	(5)		Longview Power LLC	2,054	0.0
56,338	(4	),(5)	Save-A-Lot, Inc. / Moran Foods	—	0.0
407	(5)		Southcross Holdings GP LLC	—	0.0
407	(4	),(5)	Southcross Holdings LP - Class A	—	0.0
43,777	(5)		The Oneida Group (formerly EveryWare Global, Inc.)	2,189	0.0
			Total Equities and Other Assets (Cost $4,316,675)	387,712	0.1
			Total Investments (Cost $1,008,208,028)	$933,066,733	137.5
			Liabilities in Excess of Other Assets	(254,464,273)	(37.5)
			Net Assets	$678,602,460	100.0

*  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Issuer filed for bankruptcy and/or is in default.

(2)  Senior Loan is on non-accrual status at May 31, 2020.

(3)  All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 7 for additional details.

(4)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)  Non-income producing security.

Reference Rate Abbreviations:

EUR001M  1-month EURIBOR

EUR002M  2-month EURIBOR

EUR003M  3-month EURIBOR

PRIME  Federal Reserve Bank Prime Loan Rate

US0001M  1-month LIBOR

US0001W  1-week LIBOR

US0002M  2-month LIBOR

US0003M  3-month LIBOR

US0006M  6-month LIBOR

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of May 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2020
Asset Table
Investments, at fair value
Senior Loans	$—	$932,434,241	$244,780	$932,679,021
Equities and Other Assets	239,175	148,537	—	387,712
Total Investments, at fair value	$239,175	$932,582,778	$244,780	$933,066,733
Other Financial Instruments+
Forward Foreign Currency Contracts	—	98,800	—	98,800
Total Assets	$239,175	$932,681,578	$244,780	$933,165,533
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(836,924)	$—	$(836,924)
Total Liabilities	$—	$(836,924)	$—	$(836,924)

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and include open forward foreign currency contracts which are fair valued at the unrealized appreciation (depreciation) on the instrument.

At May 31, 2020, the following forward foreign currency contracts were outstanding for Voya Prime Rate Trust:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	37,137,438	EUR	34,200,000	State Street Bank & Trust Co.	06/11/20	$(832,991)
EUR	2,850,000	USD	3,083,292	State Street Bank & Trust Co.	06/11/20	80,910
EUR	1,010,000	USD	1,103,459	State Street Bank & Trust Co.	06/11/20	17,890
USD	207,014	EUR	190,000	State Street Bank & Trust Co.	06/11/20	(3,933)
						$(738,124)

Currency Abbreviations

EUR  —  EU Euro

USD  —  United States Dollar

The following tables are a summary of the Trust's derivative instruments (not accounted for as hedging instruments) categorized by primary risk exposure.

As of May 31, 2020, the fair value of derivative instruments located in the Statement of Assets and Liabilities were as follows:

Foreign exchange contracts
Assets- Derivative Instruments
Forward foreign currency contracts
Unrealized appreciation on forward foreign currency contracts	$98,800
Total Asset Derivatives	$98,800
Liabilities- Derivative Instruments
Forward foreign currency contracts
Unrealized depreciation on forward foreign currency contracts	$836,924
Total Liability Derivatives	$836,924

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF MAY 31, 2020 (UNAUDITED) (CONTINUED)

For the period ended May 31, 2020, the effect of derivative instruments in the Statement of Operations were as follows:

Foreign exchange contracts
Net realized gain (loss) on derivatives recognized in income:
Forward foreign currency contracts	$748,369
Total	$748,369
Net change in unrealized appreciation (depreciation) on derivatives recognized in income:
Forward foreign currency contracts	$(570,035)
Total	$(570,035)

The following table is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at May 31, 2020:

State Street Bank & Trust Co.
Assets:
Forward foreign currency contracts	$98,800
Total Assets	$98,800
Liabilities
Forward foreign currency contracts	$836,924
Total Liabilities	$836,924
Net OTC derivative instruments by counterparty, at fair value	$(738,124)
Total collateral pledged/(Received from counterparty)	$—
Net Exposure(1)	$(738,124)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Trust. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At May 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,009,445,626.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$703,668
Gross Unrealized Depreciation	(76,940,157)
Net Unrealized Depreciation	$(76,236,489)

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER REINVESTMENT PROGRAM

The following is a summary of the Program. Shareholders are advised to review a fuller explanation of the Program contained in the Trust's statement of additional information.

Common Shares are offered by the Trust through the Program. The Program allows participating shareholders to reinvest all dividends ("Dividends") in additional Common Shares of the Trust and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.

The Trust and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.

Common Shares will be issued by the Trust under the Program when the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares issued under the Program will be purchased on the open market. Common Shares issued under the Program directly from the Trust will be acquired at the greater of: (i) NAV at the close of business on the day preceding the relevant investment date; or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of 5% for reinvested Dividends and 0% to 5% for optional cash investments. Common Shares issued under the Program, when shares are trading at a discount to NAV, will be purchased in the market by the transfer agent at market price. Shares issued by the Trust under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed participation form to the transfer agent, the Program administrator. The transfer agent will credit to each participant's account funds it receives from: (i) Dividends paid on Trust shares registered in the participant's name; and (ii) optional cash investments. The Transfer Agent will apply all Dividends and optional cash investments received to purchase Common Shares as soon as practicable beginning on the relevant investment date (as described below) and not later than six business days after the relevant investment date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on the Trust's distribution policy, please see the Trust's prospectus.

In order for participants to purchase shares through the Program in any month, the Program administrator must receive from the participant any optional cash investment by the relevant investment date. The relevant investment date will be set in advance by the Trust, upon which optional cash investments are first applied by the Transfer Agent to the purchase of Common Shares. Participants may obtain a schedule of relevant dates, including investments dates, the dates by which optional cash investment payments must be received and the dates in which shares will be paid, by calling Voya's Shareholder Services Department at 1-800-336-3436.

Participants will pay a pro rata share of brokerage commissions with respect to the Transfer Agent's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.

The Program is intended for the benefit of investors in the Trust. The Trust reserves the right to exclude from participation, at any time: (i) persons or entities who attempt to circumvent the Program's standard $100,000 maximum by accumulating accounts over which they have control; or (ii) any other persons or entities as determined in the sole discretion of the Trust.

Currently, persons who are not shareholders of the Trust may not participate in the Program. The Board may elect to change this policy at a future date and permit non-shareholders to participate in the Program. Shareholders may request to receive their Dividends in cash at any time by giving the Transfer Agent written notice or by contacting the Trust's Shareholder Services Department at 1-800-336-3436. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in shares under the Program will be treated as having received a dividend equal to either (i) if shares are issued under the Program directly by the Trust, generally the fair market value of the shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. If a shareholder purchases additional shares for cash at a discount, the shareholder's basis in the shares will be the price he or she paid.

Additional information about the Program may be obtained by contacting the Trust's Shareholder Services Department at 1-800-336-3436.

KEY FINANCIAL DATES — CALENDAR 2020 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 31, 2020	February 7, 2020	February 25, 2020
February 28, 2020	March 9, 2020	March 23, 2020
March 31, 2020	April 9, 2020	April 22, 2020
April 30, 2020	May 8, 2020	May 22, 2020
May 29, 2020	June 9, 2020	June 22, 2020
June 30, 2020	July 9, 2020	July 22, 2020
July 31, 2020	August 7, 2020	August 24, 2020
August 31, 2020	September 6, 2020	September 22, 2020
September 30, 2020	October 9, 2020	October 22, 2020
October 30, 2020	September 6, 2020	September 23, 2020
November 20, 1930	December 9, 2020	December 22, 2020
December 31, 2020	January 8, 2021	January 25, 2021

Record date will be one business day after each Ex-Dividend Date. These dates are subject to change.

The Trust was granted exemptive relief by the SEC (the "Order"), which under the 1940 Act, would permit the Trust, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) ("Managed Distribution Policy"). The Trust may in the future adopt a Managed Distribution Policy.

STOCK DATA

The Trust's Common Shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's CUSIP number is 92913A100. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

NUMBER OF SHAREHOLDERS

The number of record holders of common stock as of May 31, 2020 was 2,112 which does not include approximately 25,770 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-336-3436; (2) on the Trust's website at www.voyainvestments.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Trust's Form NPORT-P is available on the SEC's website at www.sec.gov. The Trust's complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Trust by calling Shareholder Services toll-free at (800) 336-3436.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust's CEO submitted the Annual CEO Certification on August 1, 2019 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

Institutional Investors and Analysts

Call Voya Prime Rate Trust
1-800-336-3436, Extension 2217

Written Requests

Please mail all account inquiries and other comments to:
Voya Prime Rate Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-334-3444

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington, DC 20005

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800)-992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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